UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2026

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed in Item 5.07 below, at the Annual Meeting (as defined below) held on July 22, 2026, the stockholders of Constellation Brands, Inc. (the “Company”) approved an amendment and restatement of the Constellation Brands, Inc. Long-Term Stock Incentive Plan (the “Plan”). The Plan, as amended and restated, has been adopted by the Company and is effective July 22, 2026. The amendment and restatement of the Plan effected the following modifications:

•Extended the term of the Plan through July 22, 2036.
•Established a reserve of 6,000,000 shares of the Company's Class A Common Stock for future grants under the Plan.
•Revised and refined the scope of the non-competition and for cause forfeiture provisions.
•Provided the ability, but not the requirement, to use fractional shares when settling equity awards.
•Supplemented existing share accounting provisions to prohibit shares that are reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options from again being available for issuance under the Plan.
•Inserted a new exception for compensation to a non-executive Board chair, lead independent director, or members of a special committee from the $750,000 limit with respect to cash compensation and equity compensation granted to any non-employee director in any fiscal year.
•Removed language previously necessary for the “performance-based compensation” deduction limit exception under Section 162(m) of the Internal Revenue Code of 1986, as amended.
•Revised the change in control definition to remove exceptions for certain permitted transfers amongst Sands family stockholders, as appropriate following the completion of the reclassification, exchange, and conversion of the Company’s common stock to eliminate the Class B Convertible Common Stock pursuant to the terms and conditions of the Reclassification Agreement among the Company and the applicable Sands family stockholders in November 2022.

A description and the full text of the Plan, as amended and restated, are included in the Proxy Statement. The description is a summary, does not purport to be complete, and is qualified in its entirety by reference the full text of the Plan. A copy of the Plan, as approved by the stockholders and adopted by the Company, is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Following the Annual Meeting, the Board of Directors (the “Board”) of the Company appointed E. Morgan Flatley to the Human Resources Committee.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held virtually on July 22, 2026. The final voting results on each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.    Election of Directors.

The stockholders elected 12 nominees to the Board to serve for a one-year term extending until the 2027 annual meeting of stockholders and their successors are duly elected and qualified. The 12 directors were elected by a majority of the votes cast by the holders of the shares entitled to vote in person or represented by proxy at the Annual Meeting as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christopher J. Baldwin	142,339,160	2,846,090	93,547	10,269,602
Christy Clark	144,007,266	1,150,117	121,414	10,269,602
Jennifer M. Daniels	136,337,322	8,008,448	933,027	10,269,602
Nicholas I. Fink	140,253,554	4,933,450	91,793	10,269,602
E. Morgan Flatley	144,809,610	376,215	92,972	10,269,602
William T. Giles	144,398,934	785,576	94,287	10,269,602
Ernesto M. Hernández	139,412,300	5,647,453	219,044	10,269,602
José Manuel Madero Garza	143,243,343	1,908,164	127,290	10,269,602
Daniel J. McCarthy	140,006,243	5,053,264	219,290	10,269,602
Richard Sands	128,831,253	16,347,364	100,180	10,269,602
Robert Sands	128,852,826	16,325,198	100,773	10,269,602
Luca Zaramella	143,602,182	1,579,495	97,120	10,269,602

2.    Ratification of the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 28, 2027.

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2027, as set forth below:

Votes For:	149,792,033
Votes Against:	5,651,357
Abstentions:	105,009
Broker Non-Votes:	—

3.    Proposal to Approve, by an Advisory Vote, the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For:	137,687,386
Votes Against:	7,170,493
Abstentions:	420,918
Broker Non-Votes:	10,269,602

4.    Proposal to Approve the Amendment and Restatement of the Company's Long-Term Stock Incentive Plan.

The stockholders approved the Amendment and Restatement of the Company's Long-Term Stock Incentive Plan as set forth below:

Votes For:	141,885,558
Votes Against:	2,943,598
Abstentions:	449,641
Broker Non-Votes:	10,269,602

Item 9.01	Financial Statements and Exhibits.
INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement for Directors with respect to the Company’s Long-Term Stock Incentive Plan (awards on or after July 22, 2026). *

10.2
The Company's Long-Term Stock Incentive Plan, amended and restated as of July 22, 2026 (filed as Appendix 2 to the Company’s Definitive Proxy Statement on Schedule 14A filed on June 8, 2026 and incorporated herein by reference.) *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Designates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2026	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer